Exhibit Number 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Western Bancorporation, Inc. (“Great Western”) on Form 10-Q for the six month period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deryl F. Hamann, Chief Executive Officer of Great Western, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Great Western.

Date: January 31, 2006	/s/ Deryl F. Hamann
Deryl F. Hamann
Chairman and Chief Executive Officer

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